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                                                                   Exhibit 10.40

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of July 1, 2003, is entered into by and between Alleghany Insurance Holdings LLC, a Delaware limited liability company ("Assignor"), and RSUI Group, Inc., a Delaware corporation ("Assignee").


                                  WITNESSETH:

        WHEREAS, Assignor is a party to that certain Renewal Rights Agreement, dated as of July 1, 2003 (the "Agreement"), by and between Assignor and each of the insurance company subsidiaries of Royal Group, Inc. listed on Exhibit A thereto; and

        WHEREAS, Assignor desires to assign to Assignee all of Assignor's rights under the Agreement and Assignee desires to assume all of Assignor's obligations of Assignor under the Agreement, subject to the terms of this Agreement.

        NOW THEREFORE, in consideration of the foregoing premises and the following mutual terms and conditions, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1. Assignment of Rights. Subject to the terms and conditions of this Assignment, Assignor hereby agrees to assign, transfer, convey and deliver any and all of its rights under the Agreement and Assignee hereby agrees to the assignment, transfer, conveyance and delivery of such rights.

        2. Assumption of Liabilities. Subject to the terms and conditions of this Assignment, Assignee hereby agrees to assume, pay, perform and discharge all debts, obligations and liabilities of every kind, character or description of Assignor under the Agreement.


        3.  Discharge. Assignor acknowledges that, in accordance with Section
5.7 of the Agreement, as between Assignor and Royal, this Assignment shall not relieve Assignor of any of its obligations under the Agreement.
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        IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the day and year first written above.


                                           ALLEGHANY INSURANCE
                                           HOLDINGS LLC


                                           By: /s/ Weston M. Hicks
                                               -------------------------------
                                               Name:   Weston M. Hicks
                                               Title:  Chief Executive Officer



                                           RSUI GROUP, INC.

                                           By: /s/ James P. Slattery
                                               --------------------------------
                                               Name: James P. Slattery
                                               Title:  President